Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

RULE 13a-14(a) OR 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Guohui Kang, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of MicroCloud Hologram Inc. (“the registrant”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 24, 2023

By:	/s/ Guohui Kang
Guohui Kang
Chief Executive Officer
(Principal Executive Officer)